UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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ALL AMERICAN PET COMPANY, INC.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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ALL AMERICAN PET COMPANY, INC.
9601 Wilshire Blvd., Suite M200
Beverly Hills, California 90210

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To be held on February 28, 2011

Dear Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of All American Pet Company, Inc., a Nevada corporation, (the “Company”) to be held on February 28, 2011, at10:00 a.m., local time, at 402 W. Broadway, Suite 690, San Diego, California, 92101.  The purpose of our Annual Meeting is to do the following:

1.
To elect three directors of the Company to hold office until the next annual meeting or until their successors have been elected and qualified, (the current nominations are for Barry Schwartz, Lisa Bershan and Victor Hollander);

2.	To ratify the appointment of De Joya Griffith & Company, LLC as our independent auditors for the fiscal year ending December 31, 2010; and
3.	To consider and act upon any other matters that may properly come before the meeting or any adjournment thereof.

Please read the proxy statement and exhibits concerning All American Pet Company, Inc., which is mailed with this notice, for a more complete statement regarding the proposals to be acted upon at the Annual Meeting.

Our Board of Directors has fixed the close of business on February 1, 2011 as the record date for the purpose of determining the stockholders who are entitled to receive notice of and to vote at the Annual Meeting or any adjournment thereof.  A list of such stockholders will be available for examination by any stockholder at the Annual Meeting.  For ten days prior to the Annual Meeting, this list will also be available for inspection by stockholders, for any purpose germane to the meeting, during normal business hours at the Company’s Executive offices at 9601 Wilshire Blvd., Suite M200, Beverly Hills, California 90210.

By Order of the Board of Directors

Barry Schwartz
Chief Executive Officer

Beverly Hills California
February 7, 2011

IMPORTANT

Your vote is important.  Whether or not you expect to attend the Annual Meeting in person, we urge you to please vote your shares at your earliest convenience.  This will ensure the presence of a quorum at the meeting.  We urge you to promptly vote your shares by signing, dating and mailing the enclosed proxy.  Doing so will save the Company the expense and extra work of additional solicitation.  Submitting your proxy now will not prevent you from voting your shares at the meeting if you desire to do so, as your proxy is revocable at your option.

2010 ANNUAL MEETING OF STOCKHOLDERS
NOTICE OF ANNUAL MEETING AND PROXY STATEMENT
TABLE OF CONTENTS

		PAGE
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS		1

PROPOSAL NUMBER 1 –	To elect three directors of the Company to hold office until the next annual meeting or until their successors have been elected and qualified.	2

PROPOSAL NUMBER 2 –	To ratify the appointment of De Joya Griffith & Company, LLC as our independent auditors for the fiscal year ending December 31, 2010.	8

ALL AMERICAN PET COMPANY, INC.
9601 Wilshire Blvd., Suite M200
Beverly Hills, California 90210

PROXY STATEMENT
FOR ANNUAL MEETING OF STOCKHOLDERS
February 28, 2011

This statement is furnished in connection with the solicitation by the Board of Directors of All American Pet Company, Inc. (hereinafter “All American Pet” or “Company”) of proxies in the accompanying form for the Annual Meeting of Stockholders to be held on February 28, 2011 at 10:00 a.m. and at any adjournment thereof.

This proxy statement and the enclosed form of proxy were first sent to stockholders on or about February 4, 2011.

If the form of proxy enclosed herewith is executed and returned as requested, it may nevertheless be revoked by the stockholder at any time prior to the Annual Meeting by filing an instrument revoking it or by submitting a duly executed proxy bearing a later date.

Solicitation of proxies will be made by mail and by the Company’s Chairman, Barry Schwartz.  The Company will reimburse brokerage firms, banks, trustees and others for their actual out-of-pocket expenses in forwarding proxy material to the beneficial owners of its common stock.

As of the close of business on February 1, 2011, the record date for the Annual Meeting, the Company had outstanding and entitled to vote 238,636,179 shares of Common Stock.  Each share of Common Stock is entitled to one vote on all matters submitted to a vote of the Company’s stockholders.  Only stockholders of record at the close of business on February 1, 2011 are entitled to vote at the Annual Meeting or at any adjournment thereof.

The presence at the meeting, in person or by proxy, of the holders of Common Stock holding in the aggregate a majority of the voting power of the Company’s stock entitled to vote shall constitute a quorum for the transaction of business.  Directors are elected by a plurality of votes properly cast by the holders of shares entitled to vote in the election at the Annual Meeting at which a quorum is present.  A “plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen at the election (three at the Annual Meeting).  Votes attempted to be cast against a director nominee are not given legal effect and are not counted as votes cast in an election of directors.

Each of the other proposals requires the favorable vote of a majority of the shares present, either by proxy or in person, and entitled to vote.  Abstentions and broker non-votes will count for purposes of establishing a quorum, but will not count as votes cast for the election of Directors or any other proposal and accordingly will have no effect.

Stockholders who send in proxies but attend the meeting in person may vote directly if they prefer and withdraw their proxies or may allow their proxies to be voted with the similar proxies sent in by other stockholders.

PROPOSAL 1.  ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

At the 2010 Annual Meeting of Stockholders, a Board of Directors consisting of three members will be elected, each director to hold office until their term expires, or a successor is elected and qualified, or until the director resigns, is removed or becomes disqualified.

All American Pet’s Board of Directors has nominated for election the three current members of the Board of Directors:

Name	Age
Barry Schwartz	64
Lisa Bershan	54
Victor Hollander	78

The nominees have consented to their nomination to the Board of Directors, and will serve if elected.  All American Pet has no reason to believe that any of the nominees will be unavailable to serve as Directors.

The following information is provided regarding the nominees for election to the Board of Directors.

Barry Schwartz, has been Chief Executive Officer and a Director of the Company since its inception in 2003. Mr. Schwartz is a senior retail and operations executive with more than 30 years of experience in consumer durables and food. He has had P&L responsibility for up to $220 million in sales. His career highlights include President of a Division of Lamston Corporation a general market retailer with $110 million in sales with all merchandise responsibility for hard lines, soft lines and food. He also served as President of Guess Retail Outlet Stores with $220 million in sales and President and CEO of Whizgrill, Inc. a casual dining restaurant chain. Mr. Schwartz received a Bachelor of Science Degree from Bethel College in Biology. Barry Schwartz and Lisa Bershan are husband and wife.

Lisa Bershan, has been President and a Director of the Company since its inception in 2003. Ms. Bershan is a senior sales executive and an entrepreneur in the food category. Her years of working with the supermarket chains which includes over 20,000 locations, has opened All American Pets to the company’s entire product line. In 1978, she founded Incredible Edibles, a chain of gourmet stores which she sold in 1986 to Piedmont Specialty Foods. From 1986 to 1994, Ms. Bershan served as Vice President and Director of Sales with Piedmont Foods where she helped launch numerous snack food products into major supermarket chains and built sales of her product lines to $32 million in less than 18 months time. In 1994, she founded Lisa's Gourmet Snacks and marketed unique snack foods including the first baked chips under the Lisa's Incredible Edibles brand. Ms. Bershan received an Associate Arts Degree from the Fashion Institute of Technology in Fashion Merchandise. Lisa Bershan and Barry Schwartz are husband and wife.

Victor Hollander, has been Chief Financial Officer of the Company since March 2009 and a Director since May of 2009. Mr. Hollander is a CPA, formerly the managing partner of a Florida based accounting firm’s Los Angeles Office, and responsible for the firms involvement in initial and secondary public offerings, reverse mergers, corporate reorganization, acquisitions and SEC regulatory matters. Mr. Hollander brings an extensive 40+year professional background which included opening the prominent accounting firm Brout & Company’s Los Angeles Office. During his tenure, he was an engagement partner on many public companies listed on the New York, American and NASDAQ Stock Exchange. He was also a Senior Securities Partner with Lester Witte, a prominent international public accounting firm. Mr. Hollander graduated from California State University at Los Angeles with a BA in Accounting. He has served on the Securities, Ethics, Accounting and Auditing committees of the American Institute of Certified Public Accountants and The California State Society of Certified Public Accountants. Mr. Hollander is currently a member of the Board of Directors of two SEC reporting companies.

When the accompanying proxy is properly executed and returned, the shares it represents will be voted in accordance with the directions indicated thereon or, if no direction is indicated, the shares will be voted in favor of the election of the three nominees identified above.  All American Pet expects each nominee to be able to serve if elected, but if any nominee notifies us before this meeting that he or she is unable to do so, then the proxies will be voted for the remainder of those nominated and, as designated by the Directors, may be voted (i) for a substitute nominee or nominees, or (ii) to elect such lesser number to constitute the whole Board as equals the number of nominees who are able to serve.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE ELECTION OF ALL NOMINEES.

Director Independence

Since the Over the Counter Bulletin Board (“OTCBB”) does not have rules regarding director independence, the Board makes its determination as to director independence based on the definition of “independence” as defined under the rules of the New York Stock Exchange (“NYSE”) and American Stock Exchange (“Amex”).  Our Board has not made the determination whether any of our Directors are considered independent, as defined in Section 803A of the NYSE Amex LLC Company Guide.  Therefore, as of the date of this filing, each Director should be considered as non-independent.

Board of Directors’ Leadership Structure and Role in Risk Oversight

Barry Schwartz, our Chief Executive Officer, serves as the Chairman of the Board of Directors.  The Board believes this leadership structure provides the most efficient and effective leadership model for the Company by enhancing the Chairman and Chief Executive Officer’s ability to provide clear insight and direction of business strategies and plans to both the Board and management.  The Board regularly evaluates its leadership structure and currently believes the Company can most effectively execute its business strategies and plans if the Chairman is also a member of the management team.  A single person, acting in the capacities of Chairman and Chief Executive Officer, promotes unity of vision and leadership, which allows for a single, clear focus for management to execute the company’s business strategies and plans.  While the Board has not made a determination as to director independence and all our Directors are considered as non-independent we do not have a designated lead independent director.

We take a comprehensive approach to risk management which is reflected in the reporting process by which our management provides timely and comprehensive information to the Board to support the Board’s role in oversight, approval and decision-making.  Our senior management is responsible for assessing and managing the company’s various exposures to risk on a day-to-day basis, including the creation of appropriate risk management programs and policies.  The Board is responsible for overseeing management in the execution of its responsibilities and for assessing the Company’s approach to risk management.  The Board exercises these responsibilities periodically as part of its meetings.  In addition, an overall review of risk is inherent in the Board’s consideration of the Company’s long-term strategies and in the transactions and other matters presented to the Board, including capital expenditures, acquisitions and divestitures, and financial matters.

Board of Directors’ Meetings

Board of Directors’ actions were taken in 2010 at 51 meetings of the Directors.  Each Director attended all meetings of the Board of Directors, either in person or telephonically.  Directors are encouraged but not required to attend annual meetings of the Corporation’s shareholders.

Board Committees

We currently do not have standing audit, nominating and compensation committees of the board of directors, or committees performing similar functions.  Until formal committees are established, our entire board of directors perform the same functions as an audit, nominating and compensation committee.

Director Nominations

Generally, nominees for Director are identified and suggested by the members of the Board using various methods.  The Board has not retained any executive search firms or other third parties to identify or evaluate Director candidates in the past and does not intend to in the near future.  In selecting a nominee for Director, the Nominating Committee considers the following criteria:

1.
whether the nominee has the personal attributes for successful service on the Board, such as demonstrated character and integrity; experience at a strategy/policy setting level; managerial experience dealing with complex problems; an ability to work effectively with others; and sufficient time to devote to the affairs of the Company;

2.
whether the nominee has been the chief executive officer or senior executive of a public company or a leader of a similar organization, including industry groups, universities or governmental organizations;

3.
whether the nominee, by virtue of particular experience, technical expertise or specialized skills or contacts relevant to the Company’s current or future business, will add specific value as a Board member; and

4.	whether there are any other factors related to the ability and willingness of a new nominee to serve, or an existing Board member to continue his/her service.

The Board has not established any specific minimum qualifications that a candidate for director must meet in order to be recommended for Board membership. Rather the Board will evaluate the mix of skills and experience that the candidate offers, consider how a given candidate meets the Board’s current expectations with respect to each such criterion and make a determination regarding whether a candidate should be recommended to the stockholders for election as a director. During 2010, the Company received no recommendation for Directors from its stockholders.

The Company will consider for inclusion in its nominations of new Board of Director nominees proposed by stockholders who have held at least 1% of the outstanding voting securities of the Company for at least one year. Board candidates referred by such stockholders will be considered on the same basis as Board candidates referred from other sources. Any stockholder who wishes to recommend for the Company’s consideration a prospective nominee to serve on the Board of Directors may do so by giving the candidate’s name and qualifications in writing to the Company’s Secretary at the following address:  9601 Wilshire Blvd., Suite M200, Beverly Hills, CA 90210.

Director Compensation

Directors currently do not receive any cash compensation for serving on the Board of Directors, or for any other services rendered to the Company in their capacity as a director of the Company, but are reimbursed for expenses they incur in connection with their attendance at board meetings.

Stockholder Communications with the Board of Directors

Stockholders who wish to communicate with the Board or a particular Director may send a letter to the Secretary of the Corporation at 9601 Wilshire Blvd., Suite M200 Beverly Hills, California 90210.  The mailing envelope must contain a clear notation indicating that the enclosed letter is a “Stockholder-Board Communication” or “Stockholder-Director Communication.”  The Corporate Secretary will review any communication received from a stockholder, and all material communications from stockholders will be forwarded to the Chairman of the Board, the Board of Directors, or other individual Directors as appropriate.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to, the Commission and in other public communications made by an issuer;
(3)	Compliance with applicable governmental laws, rules and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

We have not adopted a formal, written code of ethics that applies to our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

Our decision to not adopt such a code of ethics results from having only three officers operating as the management for the Company.  We believe that the interaction which occurs within such a small management structure eliminates the current need for such a code, in that violations of the code would be reported to the party generating the violation.

Transactions with Related Persons

During the nine months ended September 30, 2010, the Company advanced an additional $90,577 as payments towards accrued officers’ salaries.  As of September 30, 2010 and December 31, 2009, the balance of accrued officer’s salaries, totaled $0 and $163,377, respectively.  In September 2010 the Company’s CFO converted $80,000 of debt and past due salary to 2,000,000 shares of Common stock at a price of $0.04 per share.

Executive Compensation

Overview of Compensation Program

We do not currently have a Compensation Committee of the Board of Directors.  Until a formal committee is established, our entire Board of Directors has responsibility for establishing, implementing and continually monitoring adherence with the Company’s compensation philosophy.  The Board ensures that the total compensation paid to the executives is fair, reasonable and competitive.

Compensation Philosophy and Objectives

The Board believes that the most effective executive compensation program is one that is designed to reward the achievement of specific annual, long-term and strategic goals by the Company, and which aligns executives’ interests with those of the stockholders by rewarding performance above established goals, with the ultimate objective of improving stockholder value.  As a result of the size of the Company and only having two executive officers, the Board evaluates both performance and compensation on an informal basis.  Upon hiring additional executives, the Board intends to establish a Compensation Committee to evaluate both performance and compensation to ensure that the Company maintains its ability to attract and retain superior employees in key positions and that compensation provided to key employees remains competitive relative to the compensation paid to similarly-situated executives of our peer companies.  To that end, the Board believes executive compensation packages provided by the Company to its executives, including the named executive officers, should include both cash and stock-based compensation that reward performance as measured against established goals.

Role of Executive Officers in Compensation Decisions

The Board makes all compensation decisions for, and approves recommendations regarding equity awards to, the executive officers and Directors of the Company.  Decisions regarding the non-equity compensation of other employees of the Company are made by management.

SUMMARY COMPENSATION TABLE

The table below summarizes the total compensation paid to or earned by our Executive Officers, for the last two fiscal years ended December 31, 2009 and 2008.

SUMMARY COMPENSATION TABLE
Name and Principal Position	Fiscal Year Ended December 31,	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compen- sation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compen- sation ($)	Total ($)
Barry Schwartz,
CEO/Director	2008	$150,000(1)	-0-	$237,500(2)	-0-	-0-	-0-	$125,000(3)	$362,500
	2009	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	$150,000

Lisa Bershan,
President/Director	2008	$150,000(1)	-0-	$237,500(2)	-0-	-0-	-0-	$125,000(3)	$362,500
	2009	$150,000	-0-	-0-	-0-	-0-	-0-	-0-	$150,000

(1)	Management has agreed to accrue or partially accrue the salaries until the Company has raised sufficient capital or generate sufficient revenue through operations to make such payments.
(2)	Received 2,375,000 shares of common stock at $0.06per share as a signing bonus.
(3)	Received 2,500,000 warrants to purchase shares of our common stock at $0.17 per share and expire on August 23, 2018.

Employment Agreements

On August 24, 2008, All American Pet executed five and one-half-year Employment Agreements with Mr. Barry Schwartz, as CEO and Director and Ms. Lisa Bershan, as President and Director.

Barry Schwartz

Pursuant to the August 24, 2008 Employment Agreement, All American Pet agreed to compensate Mr. Schwartz with a salary of $150,000 per year for his services, plus annual increases for an auto allowance and medical allowance.  In addition, Mr. Schwartz received 2,375,000 shares of Common stock as a signing bonus, Mr. Schwartz was also received 2,500,000 warrants and other forms of incentive compensation.  Mr. Schwartz was also entitled to health insurance and such other bonus and incentives as the Board of Directors, in its discretion, should authorize.

Lisa Bershan

Pursuant to the August 24, 2008 Employment Agreement, All American Pet agreed to compensate Ms. Bershan with a salary of $150,000 per year for her services, plus annual increases for an auto allowance and medical allowance.  In addition, Ms. Bershan received 2,375,000 shares of Common stock as a signing bonus; she also received 2,500,000 warrants and other forms of incentive compensation.  Ms. Bershan was also entitled to health insurance and such other bonus and incentives as the Board of Directors, in its discretion, should authorize.

Termination of Employment

There are no compensatory plans or arrangements, including payments to be received from the Company, with respect to any person which would in any way result in payments to any such person because of his resignation, retirement, or other termination of such person’s employment with the Company or its subsidiaries, or any change in control of the Company, or a change in the person’s responsibilities following a change in control of the Company, except with respect to a breach of contract on the part of the Company.

Security Ownership of Certain Beneficial Owners and Management and Directors

The following table presents information, to the best of our knowledge, about the beneficial ownership of our common stock on February 1, 2011 by those persons known to beneficially own more than 5% of our capital stock and by our Directors and executive officers.  The percentage of beneficial ownership for the following table is based on 238,636,179 shares of common stock outstanding.

Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and does not necessarily indicate beneficial ownership for any other purpose.  Under these rules, beneficial ownership includes those shares of common stock over which the stockholder has sole or shared voting or investment power.  It also includes shares of common stock that the stockholder has a right to acquire within 60 days after February 1, 2011 pursuant to options, warrants, conversion privileges or other rights.  The percentage of ownership of the outstanding common stock, however, is based on the assumption, expressly required by the rules of the Securities and Exchange Commission, that only the person or entity whose ownership is being reported has converted options or warrants into shares of our common stock.

Security Ownership of Management

Title of Class	Name and address of Beneficial Owner(1)	Amount of Beneficial Ownership	Percent of Class(2)

Common	Barry Schwartz(4)	20,432,639(3)	8.6%
Common	Lisa Bershan(4)	17,432,639(3)	7.3%
Common	Victor Hollander	6,000,000	2.5%

	All Beneficial Owners as a Group	43,865,278	18.4%
(1)
As used in this table, “beneficial ownership” means the sole or united power to vote, or to direct the voting of, a security, or the sole or united investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security).  Each Parties’ address is in care of the Company at 9601 Wilshire Blvd., Suite M200, Beverly Hills, CA 90210.

(2)	Figures are rounded to the nearest tenth of a percent.
(3)	Includes 2,500,000 warrants to purchase shares of our common stock at $0.17 per share (expiring on December 23, 2019).
(4)	Mr. Schwartz and Mrs. Bershan are husband and wife.

Section 16(a) Beneficial Owner Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), requires our executive officers and Directors, and persons who beneficially own more than ten percent of our common stock, to file initial reports of ownership and reports of changes in ownership with the SEC.  Executive officers, Directors and greater-than-ten-percent beneficial owners are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.  Based upon a review of the copies of such forms furnished to us and written representations from our executive officers and Directors, we believe that as of the date of this proxy they were all current in their filings.

PROPOSAL 2.  RATIFICATION OF THE APPOINTMENT OF DE JOYA GRIFFITH & COMPANY, LLC AS AUDITORS FOR THE YEAR 2010

Our Board of Directors has selected De Joya Griffith & Company, LLC to serve as our independent auditor for the fiscal year 2010, and the Board is asking stockholders to ratify that selection.  Although stockholders’ ratification of the Company’s independent auditor is not required by the bylaws or otherwise, the Board considers the selection of the independent auditor to be an important matter of stockholder concern and is submitting the selection of De Joya Griffith & Company for ratification by stockholders as a matter of good governance.

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE RATIFICATION OF DE JOYA GRIFFITH & COMPANY, LLC AS AUDITORS FOR THE FISCAL YEAR 2010.

Independent Public Accountants

De Joya Griffith & Company, LLC has served as our principal independent public accountant since May 4, 2010, Representatives from that firm will not be present at the meeting of stockholders.  Therefore, they will not be making a statement and will not be available to respond to any questions.

Hawkins Accounting served as our principal independent public accountants for fiscal years 2008 and 2009.

The aggregate fees billed to the Company for the year ending December 31, 2009 and December 31, 2008 by Hawkins Accounting were as follows:

Audit Fees

The aggregate fees billed for professional services rendered by Hawkins Accounting, for the audit of our annual financial statements and review of the financial statements included in our Form 10-Q or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for fiscal years ended December 31, 2009 and December 31, 2008 were $21,000 and $22,500, respectively.

Audit-Related Fees

The aggregate fees billed by Hawkins Accounting for professional services rendered for audit related for fiscal years ended December 31, 2009 and December 31, 2008 were $21,000 and $22,500

Tax Fees

There were no fees billed by Hawkins Accounting for professional services to be rendered for tax fees for fiscal years ended December 31, 2009 and December 31, 2008.

All Other Fees

There were no other fees billed by Hawkins Accounting for the fiscal years ended December 31, 2009 and December 31, 2008 other than the fees described above.

Audit Committee Policies and Procedures

Pursuant to the provisions contained in our Bylaws and Amended Articles of Incorporation, our Board of Directors performs the same functions as an audit committee.  While we do not have formal written Audit Committee policies and procedures in place, we do adhere to accounting standards set forth by the Financial Accounting Standards Board (“FASB”) with respect to financial reporting.

2010 Report of the Board of Directors in Lieu of Audit Committee

We have reviewed and discussed the consolidated financial statements of the Corporation and its subsidiary to be set forth in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009 with management of the Corporation and Hawkins Accounting, independent public accountants for the Corporation.

We have discussed with Hawkins Accounting the matters required to be discussed by Statement on Auditing Standards No. 61 as amended (AICPA Professional Standards, Vol. 1, AU Section 380 – Communication with Audit Committees), as adopted by the Public Company Accounting Oversight Board (“PCAOB”) in Rule 3200T.

We have received the written disclosures and the letter from Hawkins Accounting required by the applicable PCAOB requirements for independent accountant communications with audit committees with respect to auditor independence and have discussed with Hawkins Accounting its independence from the Corporation.

Based on the review and discussions with management of the Corporation and Hawkins Accounting referred to above, we recommended to the Board of Directors in lieu of an Audit Committee that the Corporation publish the consolidated financial statements of the Corporation and subsidiary for the year ended December 31, 2009 in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2009.

It is not the duty of the Board of Directors to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate and in accordance with generally accepted accounting principles; that is the responsibility of management and the Corporation’s independent public accountants.  In giving our recommendation to the Board of Directors, we relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with generally accepted accounting principles and (ii) the reports of the Corporation’s independent public accountants with respect to such financial statements.

Submitted by the members of the Board of Directors in lieu of an Audit Committee.

Lisa Bershan
Victor Hollander

OTHER MATTERS

As of the date of this statement, our management knows of no business to be presented at the meeting that is not referred to in the accompanying notice.  As to other business that may properly come before the meeting, it is intended that proxies properly executed and returned will be voted in respect thereof at the discretion of the person voting the proxies in accordance with their best judgment, including upon any stockholder proposal about which the Company did not receive timely notice.

Adjournments or Postponements

Although it is not expected, the Annual Meeting may be adjourned or postponed for the purpose of soliciting additional proxies.  Any adjournment or postponement of the Annual Meeting may be made without notice, other than by an announcement made at the Annual Meeting, by approval of the holders of a majority of the votes present in person or represented by proxy at the Annual Meeting, whether or not a quorum exists.  Any adjournment or postponement of the Annual Meeting for the purpose of soliciting additional proxies will allow All American Pet Company, Inc. Stockholders who have already sent in their proxies to revoke them at any time prior to their use.

Expenses of Proxy Solicitation

The principal solicitation of proxies will be made by mail.  Expense of distributing this Proxy Statement to Stockholders, which may include reimbursement to banks, brokers and other custodians for their expenses in forwarding this Proxy Statement, will be borne exclusively by the Company.

Annual Report

Our Annual Report on Form 10-K for the fiscal year ended December 31, 2009, which includes our financial statements, and provides additional information about us, is enclosed with this proxy statement.  It is also available on the website of the Securities and Exchange Commission at www.sec.gov.  You may obtain a printed copy of our Annual Report on Form 10-K, including our financial statements, free of charge, by sending a written request to:  All American Pet Company, Inc., 9601 Wilshire Blvd., Suite M200, Beverly Hills, CA 90210, Attention: Investor Relations.

Proposals of Stockholders

Any stockholder proposal intended to be considered for inclusion in the proxy statement for presentation at the 2011 Annual Meeting must be received by the Company by April 11, 2011.  The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934.  It is suggested the proposal be submitted by certified mail -- return receipt requested.  Stockholders who intend to present a proposal at the 2011 Annual Meeting without including such proposal in the Company’s proxy statement must provide the Company notice of such proposal no later than April 29, 2011.  The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Householding Procedure

We have adopted a procedure called “householding,” which the SEC has approved.  Under this procedure, we deliver a single copy of the Notice and, if applicable, the proxy materials and the 2009 Annual Report on Form 10-K to multiple stockholders who share the same address unless we received contrary instructions from one or more of the stockholders.  This procedure reduces our printing costs, mailing costs, and fees.  Stockholders who participate in householding will continue to be able to access and receive separate proxy cards.  Upon written request, we will deliver promptly a separate copy of the Notice and, if applicable, the proxy materials and the 2009 Annual Report on Form 10-K to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy of the Notice and, if applicable, these proxy materials or the 2009 Annual Report on Form 10-K, stockholders may write us at the following address:

Investor Relations
All American Pet Company, Inc.
9601 Wilshire Blvd., Suite M200
Beverly Hills, California 90210

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer, or other similar organization to request information about householding.

By order of the Board of Directors

/s/ Barry Schwartz
Barry Schwartz
Chief Executive Officer

Beverly Hills, California
February 7, 2011

ALL AMERICAN PET COMPANY, INC.
PROXY

Annual Meeting of Stockholders
February 28, 2011

The undersigned appoints Barry Schwartz, Chairman of All American Pet Company, Inc., with full power of substitution, the attorney and proxy of the undersigned, to attend the Annual Meeting of stockholders of All American Pet Company, Inc., to be held February __, 2011, beginning at __:00 a.m., Local Time, at 402 W. Broadway, Suite 690, San Diego, CA 92101 and at any adjournment thereof, and to vote the stock the undersigned would be entitled to vote if personally present, on all matters set forth in the Proxy Statement to Stockholders dated January __, 2011, a copy of which has been received by the undersigned, as follows:

A. Election of Directors – The Board of Directors recommends a vote FOR the listed nominees.
1.	Nominees:	FOR	WITHOLD
	Barry Schwartz		
	Lisa Bershan		
	Victor Hollander		

B. Proposal – The Board recommends a vote FOR Proposal 2.
	FOR	AGAINST	ABSTAIN
2. The ratification of De Joya Griffith & Company, LLC as All American Pets independent registered public accounting firm for the fiscal year ending December 31, 2010.			

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFIC INDICATIONS ABOVE.  IN THE ABSENCE OF SUCH INDICATIONS, THIS PROXY, IF OTHERWISE DULY EXECUTED, WILL BE VOTED FOR EACH OF THE MATTERS SET FORTH ABOVE.

Date ___________________________, 2011                                                                                                                                          Number of Shares ________________

Please sign exactly as
Your name appears on
Your stock certificate(s).
If your stock is issued in	Signature
the names of two or more	Print Name Here:
Persons, all of them must
Sign this proxy. If signing
in representative capacity	Signature
Please indicate your title.	Print Name Here:

PLEASE SIGN AND RETURN THIS PROXY PRIOR TO FEBRURAY 25, 2011.

Mail To: All American Pet Company, Inc.,
c/o Stoecklein Law Group
402 W. Broadway, Suite 690, San Diego, CA 92101
Fax (619) 704-1325